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                                Exhibit (10)

                     SHARED MEDICAL SYSTEMS CORPORATION
                    1987 NON-QUALIFIED STOCK OPTION PLAN
                         FOR NON-EMPLOYEE DIRECTORS
                    ------------------------------------


  1. Purpose
     -------

     The 1987 Non-Qualified Stock Option Plan for NonEmployee Directors (the "Plan") is designed to aid Shared Medical Systems Corporation (the "Company"), through the grant of non-qualified stock options to purchase common stock of the Company ("Common Stock"), par value $.01 per share, to members of the Board of Directors of the Company who are not employees of the Company ("Directors"), in attracting and retaining experienced and knowledgeable independent directors of the Company and to provide an inducement to such directors to promote the best interests of the Company by enabling and encouraging them to acquire stock ownership in the Company.

     As used in the Plan, the term "non-qualified stock option" ("Option") means an option which, at the time such option is granted does not qualify as an incentive stock option within the meaning of section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), and is designated as a non-qualified stock option in the Option Agreement (as hereinafter defined).


  2. Administration
     --------------

     The Plan shall be administered by a committee (the "Committee") of three
  (3) members. One (1) of the members shall be the Chairman of the Board of Directors of the Company (the "Board"). The other two (2) members shall also be directors of the Company and shall be appointed by, and shall serve at the pleasure of, the Board. Each member of such Committee, while serving as such, shall be deemed to be acting in his capacity as a director of the Company. Except as otherwise permitted under Section 16(b) of the

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  Securities Exchange Act of 1934, and the rules and regulations thereunder, no member of the Committee shall be eligible, nor shall have been eligible at any time within one (1) year prior to his appointment to the Committee, for selection as a person to whom stock may be allocated or to whom Options may be granted pursuant to the Plan or any other plan of the Company or of any of its affiliates, as defined in the Securities Exchange Act of 1934, entitling participants therein to acquire stock, or stock options, of the Company or of any of its affiliates.

     The Committee shall have full authority, subject to the terms of the Plan, to select the Directors to be granted Options under the Plan, to grant Options on behalf of the Company and to set the date of grant and the other terms of such Options. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpreta-tions under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its stockholders and all Directors, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.


  3. Eligibility
     -----------

     Any Director who became a member of the Board after January 1, 1980, and who is not and has never been an employee of the Company or of any of its majority-owned subsidiaries and who is not at the time of grant of an Option under the Plan a member of the Committee shall be eligible to receive Options under the Plan. More than one Option may be granted to a Director under the Plan, but no Director shall be eligible to receive

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  Options to purchase more than an aggregate of ten thousand (10,000) shares of
  Common Stock (not including Options granted a Director to the extent that they have expired or have otherwise terminated for any reason whatsoever, including, but not limited to, the Director's surrender thereof, without having been exercised) under the Plan.


  4. Stock
     -----

     Options may be granted under the Plan to purchase up to a maximum of one-hundred thousand (100,000) shares of Common Stock, subject to adjustment as hereinafter provided. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

     If any Option granted under the Plan expires or otherwise terminates for any reason whatever (including, without limitation, the Director's surrender thereof) without having been exercised, the shares subject to the unexercised portion of such Option shall continue to be available for the granting of Options under the Plan as fully as if such shares had never been subject to an Option.


  5. Granting of Options
     -------------------

     From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Directors under the Plan such Options as it determines are warranted. The granting of an Option under the Plan shall not be deemed either to entitle the Director to, or to disqualify the Director from, any participation in any other grant of Options under the Plan. In making any determination as to whether a Director shall be granted an Option and as to the number of shares to be covered by such Option, the Committee shall take

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  into account the duties of the Director, his present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may provide in the Option that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.


  6. Terms and Conditions of Options
     -------------------------------

     Each Option granted pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan as the Committee shall deem desirable:

     (a) Number of Shares
         ----------------
         A statement of the number of shares to which the Option pertains.

     (b) Price
         -----

         A statement of the Option price which shall be determined and fixed by the Committee in its discretion but which shall not be less than the higher of one hundred percent (100%) of the fair market value of the optioned shares of Common Stock, or the par value thereof, on the date the Option is granted.

     The fair market value of the optioned shares of Common Stock shall be arrived at by a good faith determination of the Committee and shall be (i) the mean between the highest and lowest quoted selling price, if there is a market for the Common Stock on a registered securities exchange or in an over-the-counter market, on the date of grant, or (ii) the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant, if there are no sales on the date of grant but there are sales on dates within a reasonable period both before and after the date of grant, or (iii) the mean between

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  the bid and asked prices, as reported by the National Quotation Bureau on the date of grant, if actual sales are not available during a reasonable period beginning before and ending after the date of grant, or (iv) such other method of determining fair market value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Committee. Where the fair market value of the optioned shares of Common Stock is determined under (ii) above, the average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant is to be weighted inversely by the respective numbers of trading days between the date of grant and the valuation date, in accordance with Treas. Reg. (S) 20.2031-2(b)(1).

     (c) Term
         ----

         Subject to earlier termination as provided in Subsections (e), (f), and
  (g) below and in Section 8 hereof, the term of each Option shall be not less than two (2) years and not more than ten (10) years from the date of grant.

     (d) Exercise
         --------

         Options shall be exercisable in such installments and on such dates, not less than one (1) year from the date of grant, as the Committee may specify. Any Option shares, the right to the purchase of which has accrued, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised in whole or in part from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option price for such shares. Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited. The Option price shall be payable in cash or its equivalent.

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     (e) Termination of Tenure on Board of Directors
           -------------------------------------------

         If a Director ceases to be a director of the Company for any reason other than death, disability, or retirement with the consent of the Committee, all Option rights of such Director under any outstanding Option shall terminate immediately, unless and to the extent that the terms of such Option Agreement expressly indicate otherwise. If a Director ceases to be a director of the Company by reason of retirement with the consent of the Committee prior to the expiration date fixed for his Option, such Option may be exercised, to the extent of the number of shares with respect to which the Director could have exercised it on the date of such retirement, by the Director at any time prior to the earlier of (i) the expiration date specified in such Option, or
  (ii) the later of ninety (90) days after such retirement or the relevant date, if any, specified in such Option.

     (f) Exercise upon Disability of Director
         ------------------------------------

         If a Director ceases to be a director of the Company by reason of physical disability, as determined by the Committee in its sole discretion, prior to the expiration date fixed for his Option, such Option may be exercised, to the extent of the number of shares with respect to which the Director could have exercised it on the date of such cessation, by the Director at any time prior to the earlier of (i) the expiration date specified in such Option, or (ii) the later of ninety (90) days after such cessation or the relevant date, if any, specified in such Option. In the event of the Director's legal disability, such Option may be so exercised by the Director's legal representative.

     (g) Exercise upon Death of Director
         -------------------------------

         If a Director shall die during his term of office, and prior to the expiration date fixed for his Option, such Option may be exercised, to the extent of the number of shares with respect to which the Director could

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  have exercised it on the date of his death, by the Director's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Director, at any time prior to the earlier of (i) the expiration date specified in such Option or (ii) the later of one-hundred twenty (120) days after the date of the Director's death or the relevant date, if any, specified in such Option.

     (h) Non-Transferability
         -------------------

         No Option shall be assignable or transferable by a Director otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Director the Option shall be exercisable only by him or by his guardian or legal representative.

     (i) Rights as a Stockholder
         -----------------------

         A Director shall have no rights as a stockholder with respect to any shares covered by his Option until the issuance of a stock certificate to him for such shares.

     (j) Listing and Registration of Shares
         ----------------------------------

         Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares thereunder, or that action by the Company or by the Director should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the

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  foregoing, each Director or his legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

     (k) Withholding
         -----------

         The obligation of the Company to deliver shares of Common Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements.

  7. Option Instruments - Other Provisions
     -------------------------------------

     Each Option granted under the Plan shall be evidenced by a written document ("Option Agreement") in such form as the Committee shall, from time to time, approve, which Option Agreement shall contain such provisions, not inconsistent with the provisions of the Plan as the Committee shall deem advisable, and shall be signed by the Director.

  8. Capital Adjustments
     -------------------

     The number of shares which may be issued under the Plan, as stated in
  Section 4 hereof, and the number of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option price per share under such outstanding Options), shall be adjusted as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.

     In the event of a corporate transaction (as that term is described in section 425(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option may be assumed by the surviving or successor corporation; provided, however, that,

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  in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options, the Committee shall give each Director holding an Option to be terminated not less than seven (7) days' notice prior to any such termination by reason of such a corporate transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to and including the date immediately preceding such termination. Further, the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable, regardless of the provisions of Section 6(d) hereof or of the terms of any Option Agreement.

     The Committee also may, in its discretion, change the terms of any outstanding Option to reflect any such corporate transaction.

  9. Amendment or Discontinuance of the Plan
     ---------------------------------------

     The Board from time to time may suspend or discontinue the Plan or amend it in any respect whatsoever, except that no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

  10. Rights
      ------

     Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Committee shall have granted such individual an Option, and then his rights shall be only such as are provided by the Option Agreement.

     Any Option under the Plan shall not entitle the holder thereof to any rights as a stockholder of the Company prior to the exercise of such Option

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  and the issuance of the shares pursuant thereto.

  11.  Indemnification of Board and Committee
       --------------------------------------

     (a) Indemnification
         ---------------

         Without limiting any other rights of indemnification which they may have from the Company, any member of the Committee and any member of the Board who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of any action taken or failure to act under, or in connection with, the Plan or any Option granted thereunder, shall be indemnified by the Company against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permissible under Delaware law.

     (b) Advances
         --------

         Any person claiming indemnification within the scope of Subsection (a) of this Section 11 shall be entitled to advances from the Company for payment of the expenses of defending actions against such person in the manner and to the full extent permissible under Delaware law.

     (c) Procedure
         ---------

         On the request of any person requesting indemnification under Subsection (a) of this Section 11, the Board or a committee thereof shall determine whether such indemnification is permissible or such determination shall be made by independent legal counsel if the Board or Committee so directs or if the Board or Committee is not empowered by statute to make such determination.

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  12. Application of Funds
      --------------------

     Any cash received in payment for shares upon exercise of an Option to purchase Common Stock shall be added to the general funds of the Company and shall be used for its corporate purposes.

  13. Effective Date
      --------------
     The effective date of the Plan shall be June 22, 1987 (the date of the Plan's adoption by the Board).

  14. No Obligation to Exercise Option
      --------------------------------
     The granting of an Option shall impose no obligation upon a Director to exercise such Option.

  15. Termination of Plan
      -------------------

     Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on June 21, 1997, which date is within ten (10) years after the date the Plan was adopted by the Board, and no Options hereunder shall be granted thereafter. Nothing contained in this Section 15, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding on June 21, 1997,which by their terms extend beyond such date.

  16. Governing Law
      -------------

     The laws of the state of Delaware shall govern the operation of the Plan, the Option Agreements and any Options granted thereunder.